SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 17, 2005

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                              MAYTAG CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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       DELAWARE                     1-655                        42-0401785
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    (STATE OR OTHER        (COMMISSION FILE NUMBER)         (IRS EMPLOYER
     JURISDICTION                                        IDENTIFICATION NUMBER)
   OF INCORPORATION)


   403 WEST FOURTH STREET NORTH, NEWTON IOWA                         50208
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

                                 (641) 792-7000
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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                               TABLE OF CONTENTS

ITEM 8.01  OTHER EVENTS.

           On July 17, 2005, Maytag Corporation (the "Company") received a proposal from Whirlpool Corporation to acquire Maytag for $17.00 per share, of which at least 50% would be paid in cash and the balance in shares of Whirlpool common stock, conditioned on satisfactory completion of due diligence and negotiation of a mutually acceptable definitive merger agreement. A copy of the Whirlpool proposal is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

           On July 18, 2005, the Company issued a press release, attached hereto as Exhibit 99.2 and incorporated herein by reference.



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     ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

EXHIBIT NO.                        DESCRIPTION
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99.1         Whirlpool proposal

99.2         Press Release


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                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 18, 2005

                               MAYTAG CORPORATION


                               By: /S/ Roger K. Scholten
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                                   Name: Roger K. Scholten
                                   Title:Sr. V.P. & General Counsel




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                                  EXHIBIT INDEX


EXHIBIT NUMBER                       DESCRIPTION
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99.1            Whirlpool proposal

99.2            Press Release